KAPSTONE
PAPER AND PACKAGING CORPORATION

Seizing Opportunity – Aurora Tours

Unique System Optimization and Growth Opportunity With Victory

Andrea K. Tarbox, Vice President and CFO
Mike Murphy, Vice President Finance
Katie Wilhelm, KapStone Aurora GM

Ben Samuels, Co-President Victory Packaging
Scott Besen, Victory Aurora GM
Brandon Egan, Victory Regional VP

December 2015

Forward Looking Statements The information in this presentation and statements made during this presentation may contain certain forward-looking statements within the meaning of federal securities laws. These statements reflect management’s expectations regarding future events and operating performance. These forward-looking statements involve a number of risks and uncertainties. A list of the factors that could cause actual results to differ materially from those expressed in, or underlying, any forward-looking statements can be found in the Company’s filings with the Securities and Exchange Commission, such as its annual and quarterly reports. The Company disclaims any obligation to revise or update such statements to reflect the occurrence of events after the date of this presentation. This presentation refers to certain non-U.S. GAAP financial information. A reconciliation of non-U.S. GAAP to U.S. GAAP financial measures is included on the company’s website at KapStonepaper.com under Investors. Forward-Looking Statements Non-GAAP Financial Measures Risk Factors 2

3 The Building of KapStone US Corr. Inc. Purchase Price $332 MM 6.4 Xs TTM Adj. EBITDA IP’s Kraft Paper Division Purchase Price $204 MM 3.3 Xs TTM Adj. EBITDA MWV’s Kraft Paper Division Purchase Price $466 MM 5.8 Xs TTM Adj. EBITDA Jan. 2007 July 2008 Oct. 2011 Longview Fibre Purchase Price $1.025 B 6.1 Xs TTM Adj. EBITDA July 2013 2009 2010 2012 Victory Packaging Purchase Price $615 MM* 6.1 Xs TTM Adj. EBITDA 2014 June 2015 Five Major Acquisitions Since 2007 *$515 MM after $100 MM tax benefit

Strong business with a great management team Packaging focused distributor – not a printing and writing grade paper distributor Great growth track record Significant synergies of $30 million expected by mid-2016 “Fill the converting assets” – Victory purchases over 370,000 tons of corrugated boxes annually and KapStone plans on increasing incremental supply to 115,000 tons “Fill the mills” - The mill vertical integration benefits are obtained by sourcing additional linerboard tons needed for increased converting operations from our mills and diverting those linerboard tons away from export Additional opportunities for growth Converting expansion and M&A opportunities in strategic locations supported by Victory volume Organic and M&A growth in distribution/packaging fulfillment Attractive financial profile Pro forma adjusted purchase price multiple 6.1x Asset light/low CAPEX business model Organic and M&A growth in packaging fulfillment Why Victory 4

KapStone: Paper and Packaging

Flexible paper mill system – Total capacity of 2.9 million tons



Longview, WA mill
- 1.3 million ton annual capacity (excess pulping capacity 0.3 million tons)
- Targeted furnish mix – ~70% virgin and ~30% recycled, highly flexible mill
- Linerboard, kraft paper and medium

Charleston, SC and Roanoke Rapids, NC mills
- 1.35 million ton annual combined capacity
- 100% virgin in excellent wood basket
- Linerboard, kraft paper, DuraSorb® and Kraftpak®

Cowpens, SC mill
- 0.24 million ton annual capacity
- 100% recycled
- Medium and linerboard

22[1] converting plants located throughout the U.S.

- 18 bsf of capacity
- Corrugated boxes and sheets



1 Includes one sheet plant that is in the Distribution segment

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KapStone Container Aurora 6 Full Service Corrugated Box Plant Greenfield Plant Opened Spring 2013 Location: Greater Chicago, IL region Equipment: 98” Corrugator 37” 4 Color In-line Flexo 37” 3 Color In-line Flexo 66” 3 Color In-line Flexo 4 Color Rotary Die Cutter 2 Specialty Folder Gluers Additional Capabilities: Structural & Graphic Design Center Testing and Quality Lab Packaging Solutions: Retail displays Logistics & Industrial Packaging Warehousing Programs

Aurora Growth 7 - 2,000 4,000 6,000 8,000 10,000 12,000 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2013 2014 2015 QTD Trend Tons Total Excluding Victory Corrugator Start Up Aug 17th, 2015

8 Victory Packaging At A Glance Top Three Packaging Distributor in North America with ~$1 billion in sales Long-term customer partnerships and adds value by addressing customer related packaging costs/issues Strong customer diversification with a mix of national and regional accounts Top 10 customers = 45% of sales Top 250 customers = 73% of sales Delivers complete orders on-time over 98.5% of time with inventory turns >8x Strong cash flow profile with adjusted EBITDA margins ≈ 6% and low CapEx <0.5% of sales Agile, flat management ISO9001: 2008 Certified

9 Who We Are We Are Architects of Packaging Solutions Creative and Flexible Customer Solutions Cost Effective Solutions Expertise to Handle Complex and Special Requirements Customizable Location-Based Packaging Programs Superior Service Proven Innovation, Quality and Agility

10 Chicago Overview ~$40MM in revenue 39 Employees Currently operating out of two facilities with 240,000 sq. feet Moving to new 275,000 sq. foot building at end of Q1 7 tractors, 22 trailers, 2 straight trucks Delivery to IA, WI, IL, IN

11 Complete Engineering and Design Capabilities Services We Offer Packaging – All Packaging Product Substrates Flexible Single-site, Multi-site, Local, Regional and National Programs Complete Warehouse and Distribution Capabilities Pick, Pack and Ship Solutions Edge-to-edge Management

12 Seeing The Whole Picture Package Unit Price PLUS many additional services = Total True Cost Savings Material Handling Cross Docking Warehousing Accounting Multiple Vendors Management Engineering Services Working Capital Multiple Purchasing Functions Inventory Carrying Cost Transportation and Border Crossing Payment Management Package Unit Price

13 Unique Engineering and Design Services New Product Development Technical Support Prototyping Specification Management Total Cost Management Material Neutral Solutions 13

14 The One Source For All Your Packaging Needs Flexible Packaging Corrugated/Chipboard Equipment and Automation Fulfillment Shipping Supplies

15 Robust Technology State-of-the-art web-based Project and Account Management Platform Sophisticated Level 6 Data Center with High Security Levels State-of-the-art e-commerce Platform for Online Ordering Disaster Recovery System Housed at Level 6 Data Center to Ensure Continuous Service Single ERP System

16 The Victory Difference Delivering tailored solutions to every customer (Architects) Leveraging our infrastructure to best service clients Applying our vast Packaging Engineering resources Combining continental scale with local service Providing you with 1,500 of the best people in the industry Bringing you exactly what you need .as THE national distributor of packaging solutions

North American Victory footprint overlaps with KapStone converting



Victory locations
KapStone Box Plants
KapStone Sheet Plants
KapStone Sheet Feeders
KapStone Paper Mills
KapStone Lumber Mill
KapStone Warehouses

- More than 65 warehouses and distribution facilities in the United States, Canada and Mexico
- Sheet plant with 10,000 tons of capacity
- Great overlap with 10 of KapStone's converting operations
- Opportunity for future synergies in regions not currently serviced by Kapstone
- Workforce of 1,500 employees

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